                                                             SCHEDULE 14A
                                                            (RULE 14a-101)
                                                INFORMATION REQUIRED IN PROXY STATEMENT

                                                       SCHEDULE 14A INFORMATION

                                             Proxy Statement Pursuant to Section 14(a) of
                                                  the Securities Exchange Act of 1934
Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[  ]   Preliminary Proxy Statement
[  ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[  ]   Definitive Proxy Statement
[ X]   Definitive Additional Materials
[  ]   Soliciting Material Under Rule 14a-12

                                                        THE WALT DISNEY COMPANY
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                                           (Name of Registrant as Specified in its Charter)

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                                (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X]   No fee required.

[  ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:
       (2) Aggregate number of securities to which transaction applies:
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
       (4) Proposed maximum aggregate value of transaction:
       (5) Total fee paid:

[  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:
       (2) Form, Schedule or Registration Statement No.:
       (3) Filing Party:
       (4) Date Filed:

       The Walt Disney Company has retained Innisfree M&A Incorporated, 501 Madison Avenue, New York, New York 10004 to aid in the
solicitation of proxies related to the Company's 2004 annual shareholders meeting.  For these services, the Company will pay
Innisfree a fee of $16,500 and pay it for certain out-of-pocket disbursements and expenses.

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